Exhibit 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 5, 1997, except for Notes 11 and 12, for which the date is March 3, 1997, on our audits of the consolidated financial statements of BDM International, Inc. and Subsidiaries.




                                        /s/ COOPERS & LYBRAND L.L.P.
                                        ------------------------------
                                        COOPERS & LYBRAND L.L.P.


Washington, D.C.
April 3, 1997